YUM! Brands, Inc.
Recast Annual Segment Operating Results
(amounts in millions)
(unaudited)

Year Ended 12/28/13	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$6,800	$2,192	$609	$1,474	$109	$—	$11,184
Franchise and license fees and income	105	844	538	395	18	—	1,900
Total revenues	6,905	3,036	1,147	1,869	127	—	13,084

Company restaurant expenses
Food and paper	2,258	766	173	424	48	—	3,669
Payroll and employee benefits	1,360	521	183	419	16	—	2,499
Occupancy and other operating expenses	2,132	628	182	344	47	—	3,333
Company restaurant expenses	5,750	1,915	538	1,187	111	—	9,501

General and administrative expenses	357	391	224	206	27	207	1,412
Franchise and license expenses	13	76	47	20	2	—	158
Closures and impairment (income) expenses	30	3	—	1	2	295	331
Refranchising (gain) loss	—	—	—	—	—	(100)	(100)
Other (income) expense	(22)	2	(1)	(1)	—	6	(16)
Total costs and expenses, net	6,128	2,387	808	1,413	142	408	11,286

Operating Profit (loss)	$777	$649	$339	$456	$(15)	$(408)	$1,798

Year Ended 12/29/12	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$6,797	$2,212	$993	$1,747	$84	$—	$11,833
Franchise and license fees and income	101	802	517	362	18	—	1,800
Total revenues	6,898	3,014	1,510	2,109	102	—	13,633

Company restaurant expenses
Food and paper	2,312	766	259	502	35	—	3,874
Payroll and employee benefits	1,259	541	305	504	11	—	2,620
Occupancy and other operating expenses	1,993	607	319	422	33	(16)	3,358
Company restaurant expenses	5,564	1,914	883	1,428	79	(16)	9,852

General and administrative expenses	334	400	258	223	24	271	1,510
Franchise and license expenses	9	68	37	19	—	—	133
Closures and impairment (income) expenses	9	12	12	4	—	—	37
Refranchising (gain) loss	—	—	—	—	—	(78)	(78)
Other (income) expense	(33)	(6)	—	—	—	(76)	(115)
Total costs and expenses, net	5,883	2,388	1,190	1,674	103	101	11,339

Operating Profit (loss)	$1,015	$626	$320	$435	$(1)	$(101)	$2,294

YUM! Brands, Inc.
Recast Annual Segment Operating Results
(amounts in millions)
(unaudited)

Year Ended 12/31/11	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$5,487	$2,420	$1,131	$1,790	$65	$—	$10,893
Franchise and license fees and income	79	760	501	329	17	47	1,733
Total revenues	5,566	3,180	1,632	2,119	82	47	12,626

Company restaurant expenses
Food and paper	1,947	820	308	532	26	—	3,633
Payroll and employee benefits	890	632	353	535	8	—	2,418
Occupancy and other operating expenses	1,568	678	381	450	26	(14)	3,089
Company restaurant expenses	4,405	2,130	1,042	1,517	60	(14)	9,140

General and administrative expenses	275	388	246	196	22	245	1,372
Franchise and license expenses	4	69	42	17	—	13	145
Closures and impairment (income) expenses	12	21	17	5	—	80	135
Refranchising (gain) loss	—	—	—	—	—	72	72
Other (income) expense	(38)	(6)	(2)	—	—	(7)	(53)
Total costs and expenses, net	4,658	2,602	1,345	1,735	82	389	10,811

Operating Profit (loss)	$908	$578	$287	$384	$—	$(342)	$1,815

Year Ended 12/25/10	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$4,081	$2,501	$1,341	$1,823	$37	$—	$9,783
Franchise and license fees and income	54	657	464	324	12	49	1,560
Total revenues	4,135	3,158	1,805	2,147	49	49	11,343

Company restaurant expenses
Food and paper	1,362	836	364	514	15	—	3,091
Payroll and employee benefits	587	653	394	534	4	—	2,172
Occupancy and other operating expenses	1,231	726	452	441	16	(9)	2,857
Company restaurant expenses	3,180	2,215	1,210	1,489	35	(9)	8,120

General and administrative expenses	216	375	257	194	17	218	1,277
Franchise and license expenses	1	47	30	16	—	16	110
Closures and impairment (income) expenses	16	10	13	7	—	1	47
Refranchising (gain) loss	—	—	—	—	—	63	63
Other (income) expense	(33)	(1)	(2)	—	—	(7)	(43)
Total costs and expenses, net	3,380	2,646	1,508	1,706	52	282	9,574

Operating Profit (loss)	$755	$512	$297	$441	$(3)	$(233)	$1,769

The above tables represent recasted annual segment operating results due to the reorganization of our YUM Restaurants International ("YRI") and U.S. businesses into three global divisions: KFC, Pizza Hut and Taco Bell. Corporate and Unallocated amounts include the results of the A&W and Long John Silver's businesses, which were previously reported as part of our U.S. and YRI segments prior to the sale of those brands in 2011. The China and India divisions were not impacted by this reorganization.

YUM! Brands, Inc.
Recast Quarterly Segment Operating Results
(amounts in millions)
(unaudited)

Quarter Ended 3/23/13	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$1,133	$458	$138	$353	$17	$—	$2,099
Franchise and license fees and income	18	201	129	85	3	—	436
Total revenues	1,151	659	267	438	20	—	2,535

Company restaurant expenses
Food and paper	375	159	38	101	7	—	680
Payroll and employee benefits	231	110	41	105	3	—	490
Occupancy and other operating expenses	339	129	38	83	7	—	596
Company restaurant expenses	945	398	117	289	17	—	1,766

General and administrative expenses	55	81	42	45	4	46	273
Franchise and license expenses	2	15	9	4	—	—	30
Closures and impairment (income) expenses	2	—	1	—	1	—	4
Refranchising (gain) loss	—	—	—	—	—	(17)	(17)
Other (income) expense	(7)	—	(1)	—	—	—	(8)
Total costs and expenses, net	997	494	168	338	22	29	2,048

Operating Profit (loss)	$154	$165	$99	$100	$(2)	$(29)	$487

Quarter Ended 6/15/13	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$1,429	$514	$144	$358	$29	$—	$2,474
Franchise and license fees and income	20	189	123	94	4	—	430
Total revenues	1,449	703	267	452	33	—	2,904

Company restaurant expenses
Food and paper	469	180	41	102	13	—	805
Payroll and employee benefits	319	123	44	100	4	—	590
Occupancy and other operating expenses	489	147	40	82	11	—	769
Company restaurant expenses	1,277	450	125	284	28	—	2,164

General and administrative expenses	90	92	54	48	8	41	333
Franchise and license expenses	3	16	9	5	1	—	34
Closures and impairment (income) expenses	6	—	(1)	1	—	—	6
Refranchising (gain) loss	—	—	—	—	—	(32)	(32)
Other (income) expense	5	—	—	3	—	1	9
Total costs and expenses, net	1,381	558	187	341	37	10	2,514

Operating Profit (loss)	$68	$145	$80	$111	$(4)	$(10)	$390

YUM! Brands, Inc.
Recast Quarterly Segment Operating Results
(amounts in millions)
(unaudited)

Quarter Ended 9/7/13	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$2,001	$514	$140	$340	$26	$—	$3,021
Franchise and license fees and income	32	190	124	95	4	—	445
Total revenues	2,033	704	264	435	30	—	3,466

Company restaurant expenses
Food and paper	664	179	40	100	13	—	996
Payroll and employee benefits	357	123	42	96	3	—	621
Occupancy and other operating expenses	591	147	44	80	11	—	873
Company restaurant expenses	1,612	449	126	276	27	—	2,490

General and administrative expenses	88	88	54	45	6	46	327
Franchise and license expenses	3	20	14	6	1	—	44
Closures and impairment (income) expenses	6	—	(1)	—	—	295	300
Refranchising (gain) loss	—	—	—	—	—	(38)	(38)
Other (income) expense	(11)	—	—	(1)	—	5	(7)
Total costs and expenses, net	1,698	557	193	326	34	308	3,116

Operating Profit (loss)	$335	$147	$71	$109	$(4)	$(308)	$350

Quarter Ended 12/28/13	China	KFC	Pizza Hut	Taco Bell	India	Corporate and Unallocated	Consolidated
Company sales	$2,237	$706	$187	$423	$37	$—	$3,590
Franchise and license fees and income	35	264	162	121	7	—	589
Total revenues	2,272	970	349	544	44	—	4,179

Company restaurant expenses
Food and paper	750	248	54	121	15	—	1,188
Payroll and employee benefits	453	165	56	118	6	—	798
Occupancy and other operating expenses	713	205	60	99	18	—	1,095
Company restaurant expenses	1,916	618	170	338	39	—	3,081

General and administrative expenses	124	130	74	68	9	74	479
Franchise and license expenses	5	25	15	5	—	—	50
Closures and impairment (income) expenses	16	3	1	—	1	—	21
Refranchising (gain) loss	—	—	—	—	—	(13)	(13)
Other (income) expense	(9)	2	—	(3)	—	—	(10)
Total costs and expenses, net	2,052	778	260	408	49	61	3,608

Operating Profit (loss)	$220	$192	$89	$136	$(5)	$(61)	$571

YUM! Brands, Inc.
Recast Annual Division System Sales Growth
(unaudited)

Year Ended 12/28/13	China	KFC	Pizza Hut	Taco Bell	India	Worldwide
System sales, reported	(1)%	—%	—%	4%	11%	1%
System sales, excluding FX	(4)%	3%	1%	4%	20%	2%
Same store sales growth (decline)	(13)%	1%	(1)%	3%	—%	(2)%

Year Ended 12/29/12	China	KFC	Pizza Hut	Taco Bell	India	Worldwide
System sales, reported	23%	2%	2%	7%	13%	4%
System sales, excluding FX and 53rd week in 2011	20%	6%	5%	9%	29%	6%
Same store sales growth (decline)	4%	3%	3%	8%	5%	4%

Year Ended 12/31/11	China	KFC	Pizza Hut	Taco Bell	India	Worldwide
System sales, reported	35%	9%	5%	1%	36%	10%
System sales, excluding FX and 53rd week in 2011	29%	4%	2%	(1)%	35%	6%
Same store sales growth (decline)	19%	1%	1%	(2)%	10%	3%

The above tables represent recasted annual division system sales growth pursuant to the reorganization of our YRI and U.S. businesses into three global divisions: KFC, Pizza Hut and Taco Bell. The sale of our A&W and Long John Silver's businesses in 2011, which were previously reported as part of our U.S. and YRI segments as applicable, unfavorably impacted 2012 Worldwide system sales growth as shown above by 3%.

YUM! Brands, Inc.
Recast Quarterly Division System Sales Growth
(unaudited)

Quarter Ended 3/23/13	China	KFC	Pizza Hut	Taco Bell	India	Worldwide
System sales, reported	(8)%	2%	1%	7%	(1)%	1%
System sales, excluding FX	(9)%	3%	1%	7%	3%	1%
Same store sales growth (decline)	(20)%	1%	(1)%	6%	(14)%	(3)%

Quarter Ended 6/15/13	China	KFC	Pizza Hut	Taco Bell	India	Worldwide
System sales, reported	(10)%	1%	1%	3%	22%	—%
System sales, excluding FX	(12)%	4%	2%	3%	31%	1%
Same store sales growth (decline)	(20)%	2%	—%	2%	7%	(2)%

Quarter Ended 9/7/13	China	KFC	Pizza Hut	Taco Bell	India	Worldwide
System sales, reported	1%	(1)%	1%	3%	12%	1%
System sales, excluding FX	(2)%	2%	2%	3%	20%	1%
Same store sales growth (decline)	(11)%	—%	(1)%	2%	(1)%	(2)%

Quarter Ended 12/28/13	China	KFC	Pizza Hut	Taco Bell	India	Worldwide
System sales, reported	6%	(1)%	(1)%	3%	10%	1%
System sales, excluding FX	3%	4%	—%	3%	22%	3%
Same store sales growth (decline)	(4)%	—%	(2)%	2%	2%	(1)%